1 Exhibit 10.5 NON-QUALIFIED STOCK OPTION AGREEMENT This NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement” or “Option”), which is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), is granted outside of the terms of the 2025 Equity Incentive Plan (the “Plan”) of Eagle Bancorp, Inc. (the “Company”), and the share reserve thereunder, as “employment inducement grants” within the meaning of Nasdaq Listing Rule 5635(c)(4) in accordance with that certain employment agreement by and among EagleBank, the Company and Stephen R. Curley, dated as of May 7, 2026 (the “Employment Agreement”). The Option is in all respects subject to the provisions of the Plan, which are incorporated herein by reference and made part hereof, and will be governed as if such Option had been granted under the Plan. Copies of the Plan and related prospectus have been provided or made available to the holder of this Option (the “Optionee”). The Optionee hereby accepts this Option, subject to all the terms and provisions of the Plan and this Agreement, and agrees that all decisions under and interpretations of the Plan and this Agreement by the committee responsible for administering the Plan will be final, binding and conclusive upon the Optionee and the Optionee’s heirs, legal representatives, successors and permitted assigns. To the extent there is a conflict between this Agreement and the Plan, this Agreement shall govern. This Option provides the option, subject to the terms and conditions set forth herein, for the Optionee to purchase shares of common stock, par value $.01 per share, of the Company (“Common Stock”) at the Option Price (as set forth below). Except where the context otherwise requires, the term “Company” will include the parent and all present and future subsidiaries of the Company as defined in Section 424(e) and 424(f) of the Code. Capitalized terms used herein but not defined have the same meaning as in the Plan. 1. Optionee: [______________________] 2. Total number of shares of Common Stock that may be acquired pursuant to this Option: [____________] (subject to adjustment pursuant to Section 3.4 of the Plan). 3. Date of Grant: [______________] 4. Option Price: [______________], subject to adjustment pursuant to Section 3.4 of the Plan (100% of the Fair Market Value, as determined in accordance with the provisions of the Plan, of the Common Stock on the elate of grant of this Option). 5. Expiration Date: [______________] 6. Vesting Provisions. (a) Vesting Schedule. Except as otherwise provided in the Plan or herein, this Option shall vest and become exercisable in accordance with the following schedule: Percentage of Total Grant Schedule of Rights to Exercise. That May Be Exercised Upon Grant 0% Upon first anniversary of Grant 33.3% Upon second anniversary of Grant 33.3% Upon third anniversary of Grant 33.3%

2 (b) Effect of Termination of Service on Vesting and Exercisability. (i) Death. If Optionee’s service with the Company terminates due to Optionee’s death, all Options subject to this Agreement shall immediately vest. Vested Options may not be exercised more than 12 months following Optionee’s death, or prior to the Expiration Date, if earlier. (ii) Disability. If Optionee’s service with the Company terminates by reason of Optionee’s Disability, all Options subject to this Agreement shall immediately vest. Vested Options may not be exercised more than 12 months following Optionee’s termination of service due to Disability, or prior to the Expiration Date, if earlier. (iii) Cause. If Optionee’s service with the Company is terminated for Cause, any Options not already exercised will be immediately and automatically forfeited as of the date of Optionee’s termination for Cause. (iv) Retirement. If Optionee’s service with the Company terminates due to Retirement, Optionee shall remain eligible to vest in the Option through the end of the vesting schedule set forth in Section 6(a), to the same degree as Optionee would have been eligible to vest in the Options had Optionee remained an active employee through the vesting dates; provided, that Optionee remains in compliance with the restrictive obligations set forth in Section 11. In the event that Optionee is determined to be in violation of Section 11, all Options granted pursuant to this Agreement, whether vested or non-vested, shall be immediately forfeited. For purposes of this Option, “Retirement” shall mean a termination of Optionee’s employment other than a termination of service for Cause, or as a result of Optionee’s death or Disability, with the Company or its Affiliates after Optionee has attained age 65 and completed at least five (5) years of employment with the Company or its Affiliates. Following Optionee’s termination of service due to Retirement, Options may be exercised at any time prior to the Expiration Date, provided, that Optionee has remained in compliance with the restrictive obligations set forth in Section 11. (v) Qualifying Termination. Upon a Qualifying Termination (as defined in the Employment Agreement), subject to Optionee’s compliance with the Release Requirement (as defined in the Employment Agreement), Optionee shall remain eligible to vest in the Option through the end of the vesting schedule set forth in Section 6(a), to the same degree as Optionee would have been eligible to vest in the Options had Optionee remained an active employee through the vesting dates; provided that Optionee remains in compliance with the restrictive obligations set forth in Section 11. In the event that Optionee is determined to be in violation of Section 11, all Options granted pursuant to this Agreement, whether vested or non-vested, shall be immediately forfeited. Following Optionee’s Qualifying Termination, Options may be exercised at any time prior to the Expiration Date, provided, that Optionee has remained in compliance with the restrictive obligations set forth in Section 11. (vi) Other Termination. Unless otherwise provided by the Committee, if Optionee’s service with the Company terminates for any reason other than death, Disability, Cause, Retirement or a Qualifying Termination, all of the non-vested Options granted pursuant to the Agreement shall be forfeited as of the date of Optionee’s termination. Vested Options may not be exercised more than 90 days following Optionee’s termination of service for any reason other than death, Disability, Cause, Retirement or a Qualifying Termination. (vii) Exercisability. Following termination of service, Options may be exercised, provided, that Optionee remains in compliance with the restrictive obligations set forth in Section 11. If Optionee is determined to be in violation of Section 11, all outstanding Options

3 granted pursuant to this Agreement, whether vested or non-vested, shall be immediately forfeited. No Options pursuant to this Agreement may be exercised on or after the Expiration Date. 7. Method of Exercise. This Option shall be exercisable by Optionee’s completing and delivering a written notice of exercise (the “Notice of Exercise”), which is attached hereto as Exhibit A. Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by cash, Common Stock, net settlement (using a portion of the shares obtained on the exercise as payment of the exercise price of the Option), or such combination of cash and Common Stock as the Optionee elects. 8. Restrictions on Exercise. This Option may not be exercised if the issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the Optionee’s exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation. 9. Restriction on Sale of Shares. Not in limitation of any other restriction under the Plan or applicable law or regulation, and except as otherwise provided in the Plan, shares of Common Stock acquired upon exercise of an Option may not be sold or otherwise disposed of before the end of a six-month period beginning on the date the Option was granted, as stated below, except for dispositions by bona fide gifts or transfers by will or the laws of descent or distribution. 10. Non-transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, pursuant to the terms of a “qualified domestic relations order” or in the sole discretion of the Committee, in connection with a transfer for estate or retirement planning purposes to a trust established for such purposes. The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee. 11. Restrictive Obligations. In exchange for the Award pursuant to this Agreement which Optionee acknowledges that Optionee is not otherwise entitled to, Optionee agrees to be bound by and comply with the following obligations which will survive the termination or expiration of this Agreement: (a) Non-Competition. Optionee hereby covenants and agrees that during the period of Optionee’s employment and through the end of the vesting schedule set forth in Section 6 above (the “Restricted Period”), Optionee will not at any time (except on behalf of the Company or its Affiliates), directly or indirectly, in any capacity (whether as a proprietor, owner, agent, officer, director, shareholder, organizer, partner, principal, manager, member, employee, contractor, consultant or otherwise) own, manage or control, or participate in the ownership, management or control, or perform duties that are the same as or substantially similar to those duties performed by Optionee for the Company and its Affiliates during the prior twenty-four (24) months of Optionee’s employment, if such ownership, management or control, or the participation therein, or the performance of such duties, are performed for a bank, a bank holding company, or other financial institution that provides products or services that are the same as or substantially similar to, and competitive with, any of the products or services provided by the Company or its Affiliates at the time Optionee’s employment ceases. The restrictions set forth in this Section shall apply only within a fifty (50) mile radius of the headquarters of the Company (or any headquarters of a successor), and within fifty (50) miles of any branch office of the Company or its Affiliates (or any successor as to Maryland, District of Columbia and Virginia branches only), as such are located as of the date Optionee’s employment ceases. (b) Non-Solicitation of Customers. Optionee hereby covenants and agrees that during the Restricted Period, Optionee will not, directly or indirectly, for Optionee or any other person (whether as a proprietor, owner, agent, officer, director, shareholder, organizer, partner, principal, member, manager, employee, contractor, consultant or any other capacity), solicit, divert from the Company or its Affiliates, or transact business with any “Customer” of the Company or its Affiliates with whom Optionee had “Material Contact” within the prior twenty- four (24) months or about whom Optionee obtained non-public information while acting within the scope of Optionee’s employment during the last twenty-four (24) months of such employment, if the purpose of such solicitation, diversion or transaction is to provide products or services that are the same as or substantially similar to, and competitive with, those offered by the Company and its Affiliates at the time Optionee’s employment ceases.

4 “Material Contact” for the purpose of this Section means that Optionee, personally communicated with the Customer, either orally or in writing, for the purpose of providing, offering to provide or assisting in providing products or services of the Company or its Affiliates. “Customer” means any person or entity with whom the Company or its Affiliates had a depository, lending or other contractual relationship, pursuant to which the Company or its Affiliates provided products or services during the last twenty-four (24) months. The prohibition on “solicitation” set forth herein shall not apply to solicitations to the general public not disproportionately directed to Customers. (c) Non-Solicitation of Employees. Optionee hereby covenants and agrees that during the Restricted Period. Optionee will not, directly or indirectly, for Optionee or any other person (whether as a proprietor, owner, agent, officer, director, shareholder, organizer, partner, principal, member, manager, employee, contractor, consultant or any other capacity) hire, assist others in hiring, or solicit for hire any person, or induce or encourage any person to terminate employment with the Company or its Affiliates, if such person was known by Optionee to have been an employee of the Company or its Affiliates at any time during the prior six (6) months and the purpose of such hire, solicitation, or inducement is to compete with any of the Company or its Affiliates. (d) Non-Interference with Business Relationships. Optionee hereby covenants and agrees that during the Restricted Period, Optionee will not, directly or indirectly, for Optionee or any other person (whether as a proprietor, owner, agent, officer, director, shareholder, organizer, partner, principal, member, manager, employee, contractor, consultant or any other capacity), induce or attempt to induce any Supplier, contractor, agent, representative, or any other person that has a business relationship with the Company or its Affiliates, and with whom Optionee had “Material Contact” during the prior twenty-four (24) months or about whom Optionee obtained non-public information while acting within the scope of Optionee’s employment during the last twenty-four (24) months of Optionee’s employment, to discontinue, terminate, or reduce the extent of such person’s relationship with the Company or its Affiliates or to take any action that would disrupt or otherwise damage such relationship. “Supplier” means any person which, during the prior six (6) month period (A) had sold any products or services to any of the Company or its Affiliates or (B) had submitted to the Company or its Affiliates a proposal for the sale of any products or services. (e) Cooperation. During and after Optionee’s employment, Optionee shall fully cooperate with the reasonable requests of the Company, including providing information, with regard to any matter that Optionee has knowledge of as a result of Optionee’s employment or prior employment with the Company or its Affiliates. Optionee further agrees to comply with any reasonable request by the Company to assist in relation to any investigation into any actual or potential irregularities, including without limitation assisting with any threatened or actual litigation concerning the Company or its Affiliates, giving statements/affidavits, meeting with legal and/or other professional advisors, and attending any legal hearing and giving evidence; provided that the Company shall reimburse Optionee for any reasonable out-of-pocket expenses properly incurred by Optionee in giving such assistance. (f) Nondisclosure of Confidential Information. Optionee hereby covenants and agrees that Optionee shall not, directly or indirectly, disclose or use or authorize any person to disclose or use any “Confidential Information” (whether or not any of the Confidential Information is novel or known by any other person); provided however, that this restriction shall not apply to the use or disclosure of Confidential Information: (i) to any governmental entity to the extent required by law, (ii) which is or becomes publicly known and available through no wrongful act of Optionee or any person acting on behalf of or in concert with Optionee, or (iii) in connection with the proper and lawful performance of Optionee’s duties for the Company and its Affiliates. The restrictions set forth above in, this Section shall apply during Optionee’s employment and for the longer of five (5) years following the cessation thereof or for however long the Confidential Information is a trade secret protected from use or disclosure by the Maryland Uniform Trade Secrets Act or is otherwise protected from use or disclosure by any other federal or state law, including bank privacy laws. Notwithstanding the foregoing, Optionee and the Company acknowledge and agree that nothing contained in this Section shall be interpreted, construed, asserted or enforced by Company to prohibit Optionee from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, Congress, and/or any agency Inspector General, or making other disclosures that are protected under the whistleblower provisions of federal law or regulation. Further, nothing contained herein shall be interpreted, construed, asserted or enforced by the Company to (i) prohibit or disqualify Optionee from being awarded, receiving and/or enjoying the

5 benefit of, any award, reward, emolument or payment, or other relief of any kind whatsoever, from any agency, which is provided based upon Optionee’s providing information to any such agency as a whistleblower under applicable law or regulation, or (ii) require notification or prior approval by the Company of any such report; provided that, Optionee is not authorized to disclose communications with counsel that were made for the purpose of receiving legal advice or that contain legal advice or that are protected by the attorney work product or similar privilege. For purposes of this Section, “Confidential Information” includes, but is not limited to: business plans; operating results; financial statements and financial information; contracts; mailing lists; purchasing information; customer data (including lists, names and requirements); feasibility studies; personnel related information (including compensation, compensation plans, and staffing plans); internal working documents and communications; and other materials related to the businesses or activities of the Company or its Affiliates which is made available only to employees with a need to know or which is not generally made available to the public. Failure to mark any Confidential Information as confidential, proprietary or protected information shall not affect its status as part of the Confidential Information subject to the terms of this Agreement. (g) Reasonableness and Remedy. Optionee has carefully read and considered the provisions of this Agreement and, having done so, acknowledges that Optionee fully understands them, that Optionee has had an opportunity to consult with counsel of Optionee’s own choosing regarding the meaning and effect of such provisions, at Optionee’s election, and Optionee agrees that the restrictions, obligations and agreements set forth in this Agreement are fair and reasonable and are reasonably required for the protection of the interests of the Company and its respective businesses, shareholders, directors, officers and employees. Optionee agrees that the restrictions set forth in this Agreement are independent and divisible and will not impair or unreasonably restrain Optionee’s ability to earn a livelihood. Optionee further acknowledges that Optionee’s services have been and shall continue to be of special, unique and extraordinary value to the Company. In the event of any breach or threatened or attempted breach by Optionee of any provision of the obligations and restrictions set forth in this Section 11, the Company shall, in addition to and not to the exclusion of any other rights and remedies at law or in equity, be entitled to seek and receive from a court of competent jurisdiction, (i) full temporary and permanent injunctive relief enjoining and restraining Optionee and each and every other Person concerned therein from the continuation of such violative acts, (ii) a decree for specific performance of the applicable provisions of this Agreement, without being required to furnish any bond or other security, and (iii) recoupment or clawback of the Awards granted pursuant to this Agreement.

6 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name and on its behalf as of the date of grant of this Option set forth above. EAGLE BANCORP, INC. By OPTIONEE’S ACCEPTANCE The undersigned hereby accepts the foregoing Option and agrees to the terms and conditions hereof, including the terms and provisions of the 2025 Equity Incentive Plan. The undersigned hereby acknowledges receipt of a copy of the Company’s 2025 Equity Incentive Plan. OPTIONEE By